UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 24, 2014, H.B. Fuller Company (the “Company”), through its subsidiary H.B. Fuller Singapore Pte. Ltd., entered into an Equity Purchase Agreement with ZHAI Haichao, individually and as Sellers’ Representative, WANG Bing, LIN Xinsong, LI Yimbai and Beijing Gongchuang Mingtian Investment Advisory Co. The parties completed the acquisition on February 2, 2015, and pursuant to the Equity Purchase Agreement, the Company acquired 95 percent of the equity of Tonsan Adhesive, Inc., a company limited by shares organized under the laws of the Peoples’ Republic of China (“Tonsan”), for cash consideration of 1.4 million Chinese Renminbi, or about $225 million. The Company also has the option to purchase the remaining 5% of the equity of Tonsan at a future date.

The foregoing summary of the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Equity Purchase Agreement, dated as of June 24, 2014, by and among H.B. Fuller Singapore, Pte, Ltd., ZHAI Haichao, individually and as Sellers’ Representative, WANG Bing, LIN Xinsong, LI Yimbai and Beijing Gongchuang Mingtian Investment Advisory Co. (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request), incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated June 24, 2014, SEC File No.001-09225

99.1	Press Release, dated February 2, 2015, issued by H.B. Fuller Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 3, 2015

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Equity Purchase Agreement, dated as of June 24, 2014, by and among H.B. Fuller Singapore, Pte, Ltd., ZHAI Haichao, individually and as Sellers’ Representative, WANG Bing, LIN Xinsong, LI Yimbai and Beijing Gongchuang Mingtian Investment Advisory Co. (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request), incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated June 24, 2014, SEC File No.001-09225

99.1	Press Release, dated February 2, 2015, issued by H.B. Fuller Company

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